SIGNATURE

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Date: July 19, 2007


         /s/ Thomas R. Grossman
--------------------------------------------------------
Thomas R. Grossman


AENEAS CAPITAL MANAGEMENT, LP


By:      /s/ John C. Suglia
    ----------------------------------------------------
Name: John C. Suglia
Title: Chief Operating Officer


AENEAS PORTFOLIO COMPANY, LP
By: Aeneas Capital LLC, its general partner


By:      /s/ John C. Suglia
    ----------------------------------------------------
Name: John C. Suglia
Title: Authorized Person


AENEAS SEPARATE ACCOUNT LTD.
BY: Aeneas Capital Management, LP, as investment manager


By:      /s/ John C. Suglia
    ----------------------------------------------------
Name: John C. Suglia
Title: Chief Operating Officer

                                   EXHIBIT A

                            JOINT FILING INFORMATION

Names: Thomas R. Grossman, Aeneas Portfolio Company, LP, Aeneas Separate Account Ltd.

Address:                            Thomas R. Grossman:
                                    105 South Bedford Road, Suite 310
                                    MT Kisco, NY 10549

                                    Aeneas Portfolio Company, LP and
                                    Aeneas Separate Account Ltd.:
                                    C/O WALKERS SPV LIMITED
                                    Georgetown, Grand Cayman E9 BWI

Designated Filer:                   Aeneas Capital Management, LP

Issuer and Ticker Symbol:           Lightscape Technologies Inc. (LTSC)

Date of Earliest Transaction
To Be Reported:                     July 11, 2007

The undersigned, Thomas R. Grossman, Aeneas Portfolio Company, LP and Aeneas Separate Account Ltd. are jointly filing the attached Statement of Changes in Beneficial Ownership on Form 4 with Aeneas Capital Management, LP with respect to the beneficial ownership of securities of Lightscape Technologies Inc.

Date: July 19, 2007


         /s/ Thomas R. Grossman
-------------------------------------------------------
Thomas R. Grossman


AENEAS PORTFOLIO COMPANY, LP
By: Aeneas Capital, LLC, its general partner


By:       /s/ John C. Suglia
    ---------------------------------------------------
Name:  John C. Suglia
Title:    Authorized Person


AENEAS SEPARATE ACCOUNT LTD.
By: Aeneas Capital Management, LP, as investment manager


By:       /s/ John C. Suglia
    ---------------------------------------------------
Name:  John C. Suglia
Title:    Chief Operating Officer